UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
January 7, 2002

WESTERN WIRELESS CORPORATION

(Exact Name of Registrant as Specified in Charter)

Washington

(State or Other Jurisdiction of Incorporation)

000-28160	91-1638901

(Commission File Number)	(IRS Employer Identification No.)

3650 131st Avenue SE
Bellevue, WA 98006

(Address of Principal Executive Offices)
(Zip Code)

Registrant’s telephone number, including area code: (425) 586-8700

(Former Name or Former Address, if Changed Since Last Report)

ITEM 7. EXHIBITS
ITEM 9. REGULATION FD DISCLOSURE
SIGNATURES
Exhibit 99.1

ITEM 7. EXHIBITS

Designation of
Exhibit in this Report	Description of Exhibit

99.1	Press release dated January 7, 2002

ITEM 9. REGULATION FD DISCLOSURE

     Western Wireless Corporation (“WWC”) is furnishing this report on Form 8-K including Exhibit 99.1 to this report. Exhibit 99.1 is WWC’s preliminary 4th quarter 2001 financial press release issued on January 7, 2002.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WESTERN WIRELESS CORPORATION

Dated: January 8, 2002

By:	/s/ Jeffrey A. Christianson

Jeffrey A. Christianson Sr. Vice President, General Counsel and Secretary